UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2009


                                  WARP 9, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)

        0-13215                                         30-0050402
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employee Identification No.)


          50 CASTILIAN DR., SUITE 101, SANTA BARBARA, CALIFORNIA 93117
          ------------------------------------------------------ -----
               (Address of principal executive offices) (Zip Code)

                 Registrant's telephone number: (805) 964-3313


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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b)).

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         Effective June 25, 2009, Warp 9, Inc., a Nevada corporation ("Warp 9" or the "Company") had entered into Exchange Agreements with HyperSolar, Inc., a Nevada corporation ("HyperSolar") and the four shareholders of HyperSolar pursuant to which Warp 9 may have acquired 100% of the total issued and outstanding capital stock of HyperSolar. Effective September 30, 2009, the Exchange Agreements are terminated for all intents and purposes, and the transactions contemplated by them will not close. Accordingly, the Company will not (a) acquire any of the stock or any ownership interest in HyperSolar, Inc.,
(b) will not change its name to HyperSolar, Inc., (c) will not effect a one-for-twelve reverse stock split of its outstanding common stock, (d) will not hold a Special Meeting of the Shareholders of the Company, and (e) will not be soliciting proxies or the consent of its shareholders for any of those matters. The Company has withdrawn its Preliminary Proxy Statement previously filed with the Securities and Exchange Commission and cancelled its planned Special Meeting of the Shareholders for which the Preliminary Proxy Statement was filed. The conditions for the closing of the contemplated exchange transactions were not satisfied. All parties elected not to waive the conditions and thereby elected to permit the Exchange Agreements to terminate without a closing. The parties do not intend to resume negotiations in the foreseeable future.


SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

None.





















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  WARP 9, INC.
                            -------------------------
                                  (Registrant)

Date: September 30, 2009

                                            /s/ Harinder Dhillon
                                            ---------------------------
                                            Harinder Dhillon, President





























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